                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 7, 2003

                             DUKE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



     North Carolina                     1-4928                   56-0205520
     --------------                     ------                   ----------
    (State or Other                (Commission File             (IRS Employer
    Jurisdiction of                    Number)               Identification No.)
    Incorporation)



               526 South Church Street
              Charlotte, North Carolina                         28201-1006
              --------------------------                        ----------
      (Address of principal executive offices)                  (Zip Code)





Registrant's telephone number, including area code: 704-594-6200

Item 5.  Other Events.

      On May 7, 2003, Duke Energy Corporation, a Delaware corporation (the "Company"), completed the issuance and sale to the public of $700,000,000 aggregate principal amount of 1-3/4% Convertible Senior Notes due May 15, 2023 (the "Convertible Senior Notes"), pursuant to an underwriting agreement, dated May 1, 2003 (the "Underwriting Agreement"), between the Company, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Wachovia Securities, Inc., as representatives of the several underwriters named therein.

      Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-103515), filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and declared effective by the Commission on March 13, 2003, with respect to the Company's issuance and sale of the Convertible Senior Notes.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            4.1 Senior Indenture between Duke Energy Corporation and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee, dated as of September 1, 1998 (previously filed with Form S-3, File No. 333-14209, effective April 7, 1999, as
                  Exhibit 4-D-1 and incorporated by reference herein).

            4.2 Twelfth Supplemental Indenture between Duke Energy Corporation and JPMorgan Chase Bank (formerly known as The Chase Manhattan
                  Bank), as Trustee, dated as of May 7, 2003.

            4.3 Form of 1-3/4% Convertible Senior Notes due 2023 (incorporated by reference to Exhibit A to the Supplemental Indenture in
                  Exhibit 4.2).

            8.1   Opinion of Simpson Thacher & Bartlett.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         DUKE ENERGY CORPORATION

DATED:  May 8, 2003                      By:    /s/ Myron L. Caldwell
                                            ------------------------------------
                                         Name:  Myron L. Caldwell
                                         Title: Vice President,
                                                Corporate Finance

Exhibit Index

Exhibit                             Description
-------                             -----------

  4.1             Senior Indenture between Duke Energy Corporation and JPMorgan
                  Chase Bank (formerly known as The Chase Manhattan Bank), as
                  Trustee, dated as of September 1, 1998 (previously filed with Form S-3, File No. 333-14209, effective April 7, 1999, as
                  Exhibit 4-D-1 and incorporated by reference herein).

  4.2 Twelfth Supplemental Indenture between Duke Energy Corporation and JPMorgan Chase Bank (formerly known as The Chase Manhattan
                  Bank), as Trustee, dated as of May 7, 2003.

  4.3             Form of 1-3/4% Convertible Senior Notes due 2023
                  (incorporated by reference to Exhibit A to the Supplemental
                  Indenture in Exhibit 4.2).

  8.1             Opinion of Simpson Thacher & Bartlett.